UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2019

John Deere Owner Trust 2019-B

(Exact name of the Issuing Entity as specified in its charter)

(Central Index Key Number: 0001781565)

John Deere Receivables LLC

(Exact name of the Depositor as specified in its charter)

(Central Index Key Number: 0001762590)

John Deere Capital Corporation

(Exact name of the Sponsor as specified in its charter)

(Central Index Key Number: 0000027673)

State of Delaware	333-228964-01	363837230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o John Deere Capital Corporation Suite 100 10587 Double R Boulevard Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (775) 786-5527

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the issuance by John Deere Owner Trust 2019-B (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated July 16, 2019 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5) by John Deere Receivables LLC (the “Registrant” or the “Depositor”), the Depositor entered into an Underwriting Agreement on July 16, 2019 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below. The Underwriting Agreement is described more fully in the Prospectus.

Item 8.01 Other Events.

In connection with the offering of the Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

On the closing date for the issuance of the Notes stated in the Prospectus (the “Closing Date”), the Depositor and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”). The Transaction Documents are described more fully in the Prospectus. Final versions of the Transaction Documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of July 16, 2019, by and among John Deere Receivables LLC, John Deere Capital Corporation and RBC Capital Markets, LLC, Barclays Capital Inc. and MUFG Securities Americas Inc. as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between John Deere Owner Trust 2019-B and U.S. Bank National Association, as Indenture Trustee, to be dated as of July 24, 2019.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Agreement between John Deere Receivables LLC, as Depositor, and Wells Fargo Delaware Trust Company, N.A., as Owner Trustee, to be dated as of July 23, 2019.

Exhibit 99.2	Sale and Servicing Agreement between John Deere Capital Corporation, as Servicer, John Deere Receivables LLC, as Seller, and John Deere Owner Trust 2019-B, as Issuing Entity, to be dated as of July 24, 2019.

Exhibit 99.3	Administration Agreement among John Deere Owner Trust 2019-B, as Issuing Entity, John Deere Capital Corporation, as Administrator, and U.S. Bank National Association, as Indenture Trustee, to be dated as of July 24, 2019.

Exhibit 99.4	Asset Representations Review Agreement among John Deere Owner Trust 2019-B, as Issuing Entity, John Deere Capital Corporation, as Servicer, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of July 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES LLC (Depositor)

By:	/s/ Larry J. Gant
Name: Larry J. Gant
Title: Assistant Secretary

Date: July 18, 2019